DRIVING GROWTH > CREATING VALUE WESCO Canada Investor Day June 7, 2012 1

2 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Safe Harbor Statement Note: All statements made herein that are not historical facts should be considered as “forward- looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, debt level, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other factors described in detail in Form 10-K for WESCO International, Inc. for the year ended December 31, 2011 and any subsequent filings with the Securities & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such. The following presentation may also include a discussion of certain non- GAAP financial measures. Information required by Regulation G with respect to such non-GAAP financial measures can be obtained via WESCO’s website, www.wesco.com.

3 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE WESCO Canadian Investor Day, June 2012 • WESCO Overview – John Engel • Canadian Electrical Distribution Market – Jim Taggart • WESCO Canada Overview – Harald Henze • Construction Growth Engine – Todd Walford • Communications Growth Engine – Dan Drazilov • Utility Growth Engine and Brews Supply – Dale Berstad • Toronto Distribution Centre – Harald Henze • Q&A and Closing Remarks – John Engel

DRIVING GROWTH > CREATING VALUE Welcome and WESCO Overview John Engel Chairman, President, and Chief Executive Officer June 7, 2012 4

5 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE WESCO Profile • Fortune 500 Company (NYSE: WCC) − Headquartered in Pittsburgh, PA − Approximately 7,300 employees − Approximately 400 locations in 14 countries • A leading provider of electrical, industrial, and communications MRO and OEM products, construction materials and advanced supply chain management and logistics services − Serving over 65,000 customers − Partnering with 18,000 suppliers − Over 1 million different products shipped annually • International operations and global sourcing capabilities …an industry leader Global Leader of Supply Chain Solutions that consistently delivers Superior Customer Value and Shareholder Returns ----------------- Known for the best customer service and the best people Providing customers the products and supply chain services they need for • MRO • OEM • Capital Projects Customer Value Proposition Vision

6 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE WESCO Growth Strategy Growth strategy launched in 2009 • Established eight growth engines and six operational excellence initiatives • Initiated One WESCO • Increased investments • Provided greater transparency • Developed leaders and organization • Focused execution 2010, 2011 and Q1 2012 results • Positive business momentum • Gaining market share • Investments delivering results • Five acquisitions closed through January 2012 • Strong earnings growth • Shareholder value creation …execution is producing strong results

7 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE WESCO Results – 2010 through Q1 2012 Sales vs. Prior Year Operating Margin (EBIT%) EPS 4.2% 2010 30 Versus prior year (basis points) Q1 ‘11 4.5% 120 Q2 ‘11 5.6% 150 …reflect positive business momentum $0.72 Q4 ‘10 +42% $0.74 Q3 ‘10 -6% $0.60 Q2 ‘10 -3% $0.44 Q1 ‘10 -20% Q2 ‘11 $1.00 +65% Q1 ‘11 $0.74 +68% Q3 ‘11 $1.11 +50% Versus prior year Organic 2010 10% +20% 8% Q1 ‘11 25% +26% 17% Q2 ‘11 21% +26% 13% Q3 ‘11 19% +22% 11% 15% 19% Q4 ‘11 +7% Q4 ‘11 $1.12 +56% 130 5.8% Q4 ‘11 Q3 ‘11 5.8% 120 Total backlog versus prior year 12% 8% Q1 ‘12 +5% 7 consecutive quarters of double-digit sales growth Record sales per workday in March 2012 $1.03 Q1 ‘12 +39% 70 5.2% Q1 ‘12 2011 21% +7% 13% 2011 5.4% 120 Sales $1.61 Billion +12% (+8% organic) EBIT 5.2% +70 basis points EPS $1.03 +39% Q1 2012 Results

8 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Growth Engines Expand Geographies 1 Customers 2 Focus Markets 3 I Enrich New Markets 5 Products and Services 4 II Drive M&A Agenda 6 III …improve our market position while expanding through acquisitions Construction Government International Utility Communications & Security Lighting & Sustainability M&A Agenda END MARKETS PRODUCT CATEGORIES Global Accounts & Integrated Supply BUSINESS MODELS Global Accounts Provides comprehensive supply chain solutions to Fortune 1000 and other multi-site companies for their MRO, OEM, and capital expenditure needs Integrated Supply Provides turnkey outsourcing solutions for MRO and OEM procurement and other supply chain needs CAPABILITIES

9 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Marketing Leadership • Demand creation programs • Brand management • Dedicated specialists Sales Management • LEAN initiative for sales • Sales, territory and account management • Solution selling and sales training Sourcing Effectiveness • Category management • Volume leveraging • Inventory optimization Pricing Effectiveness • Price increase processes • Special pricing and rebate management • Margin Kaizen events Service Excellence • Voice of customer • KPI deployment and goal setting • e-Business Talent Management • Talent management process and programs • WESCO University • High performance culture Drive Operational Excellence Operational Excellence Initiatives III …LEAN is our foundation for operational excellence Marketing and Sales Effectiveness Sourcing and Pricing Effectiveness Service Excellence Talent Management 7 8 9 10

10 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE WESCO’s Acquisition Strategy …adds capabilities, revenues, and profits Current Acquisition Environment • Highly fragmented industry • Many profitable niches • Primarily privately owned • Generational change We are building on our track record of 38 acquisitions which added approximately $2.7B in annual revenues from 1995 through 2012 Growth Framework Acquisition strategy is focused on: 1. Expanding product and service portfolio 2. Targeting core and new markets 3. Strengthening geographic position 4. Improving overall financial metrics Markets & Customers Geographies Products & Suppliers Core Acquisition Targets

11 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Trydor Industries WESCO Announces Definitive Agreement to Acquire Trydor Industries (Canada), Ltd. • A full-line distributor of high-voltage electrical products and services addressing the transmission, substation and distribution network needs for utilities, independent power producers and utility contractors in Canada • Approximately $35 million in annualized sales • Headquartered in Surrey, British Columbia, with additional offices in Calgary and Edmonton • Expected to be at least $0.05 accretive per diluted share in the first year of operation • Closing is expected to occur in July 2012 Reference: June 7, 2012 WESCO Press Release

12 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE WESCO Acquisition Scorecard Acquisition Priorities Acquisition Summary Consistent with WESCO strategy Strengthens utility growth engine in Canada. Trydor is a full-line distributor of high-voltage electrical products and services addressing the transmission, substation and distribution network needs for utilities, independent power producers and utility contractors in Canada. Rate of return greater than WESCO risk-adjusted average cost of capital Trydor acquisition rate of return is above WESCO risk-adjusted average cost of capital. Accretive in first year of operation This acquisition is expected to be accretive by at least $0.05 per diluted share in the first year of operation. Margins higher than WESCO Trydor’s gross and operating margins are higher than WESCO.     Trydor Industries (Canada), Ltd. Acquisition announced on June 7, 2012 Closing is expected to occur in July 2012

13 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Business Priorities and Financial Objectives • Grow faster than the market and strengthen business through acquisitions • Maintain industry-leading cost structure • Expand operating profit and margins • Generate strong operating cash flow through the cycle • Provide superior investor returns …focused on shareholder value creation Long-Term Financial Objectives Opportunity for Significant Value Creation TODAY TOMORROW Market-Focused Branches One WESCO National Accounts Global Accounts LEAN and Integrated Supply Complete Supply Chain North American Centric Global Fortune 500 company with market leadership positions, a balanced portfolio of businesses, and an operational excellence culture 1. Take share 2. Expand margins 3. Strengthen portfolio 4. Build high-performance culture Business Priorities

Electro-Federation Canada Canadian Electrical Distribution Market Jim Taggart

Electro-Federation Canada Vision “EFC is the organization of choice to represent and champion the needs of the Canadian Electrical and Electronics market.” 15

Electro-Federation Canada Electro-Federation Canada (EFC) EFC is a national, not-for-profit industry association • Representing 300+ member companies that manufacture, distribute and service electrical and electronic products in Canada • Contributing more than C$50B to the Canadian economy • Employing over 130,000 workers • In more than 1,400 facilities across the country • Products include lighting, electrical supplies/equipment, consumer electronics, communications, cabling, tooling, and many others • Advocacy/Government Relations - we represent our member companies provincially, federally, and internationally on a wide variety of issues 16

Electro-Federation Canada 17

Electro-Federation Canada Key Electrical Industry Issues • Sustainability – Extended Producer Responsibility – Renewable Energy (solar/wind) – Energy Efficiency • Electrical Safety • Counterfeit and Unsafe Products • Trade Policies and Regulations • Workforce Development • Technology Change • Intellectual Property • Challenging Economic Conditions 18

Electro-Federation Canada Canadian Electrical Distribution Market 0.0 200.0 400.0 600.0 800.0 1000.0 1200.0 1400.0 1600.0 1800.0 Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 10 Q3 11 Q411 Q1 12 Q2 12 Q3 12 926.3 1015.1 1054.2 1136.0 1111.3 1148.5 1202.1 1236.1 1173.9 366.9 401.9 418.5 451.4 442.3 457.1 478.0 491.0 470.9 (000s $) Total Industry Sales through Electrical Distribution EFC Non Reported C$6.6 Billion Market 19

DRIVING GROWTH > CREATING VALUE Harald Henze Group Vice President and General Manager WESCO Canada June 7, 2012 WESCO Canada Overview 20

21 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE WESCO Canada • WESCO Canada is headquartered in Toronto • WESCO has been operating in Canada since 1922 • $900M annual sales in 2011, with a Q1 2012 annualized sales run rate of approximately $1B • Approximately 1,100 employees • Extensive footprint of more than 50 WESCO branches across Canada • Broad product and service portfolio • TVC acquisition in December 2010 strengthened communications products portfolio • Brews Supply acquisition in October 2011 strengthened utility and industrial OEM market positions … strong business in an attractive market WESCO Canada Business Profile

22 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE WESCO Canada 1. Canadian market buoyed by natural resource sectors 2. Long-term growth prospects for oil, gas, and mining are very attractive 3. Utility market is seeing increased investment 4. Green and sustainability initiatives are creating opportunities for new products and services … attractive long-term growth prospects Market Dynamics Competition • Rexel (Westburne and Nedco) • Sonepar • EECOL • Guillevan • Anixter • Others The Canadian distribution market is less fragmented than the U.S. market. WESCO Canada has shown very strong organic sales growth over the last several years.

DRIVING GROWTH > CREATING VALUE

Extensive Geographic Footprint


Quebec
Chicoutimi
Dorval WIS
Longeuil
Rimouski
Wabush
Sept-Isles
St. Laurent
Val D'or
Quebec City
British Columbia
Abbotsford
Burnaby
Castlegar
Kamloops
Kelowna
Nanaimo
Port Coquitlam
Prince George
Richmond
Surrey
Vancouver
Victoria
Fort St. John
Alberta
Edmonton
Edmonton SE
Red Deer
Calgary
Calgary NE
Fort McMurray
Grand Prairie
Lloydminster
Saskatchewan
Regina
Saskatoon
Manitoba
Winnipeg
Ontario
Hamilton
Kingston
Kitchener
London
Markham
Markham Data Communications
Mississauga
Ottawa
Sarnia
Sudbury
Timmins
Windsor
New Brunswick
Moncton
P.E.I.
Newfoundland
St. Johns
Nova Scotia
Dartmouth
Sydney
Legend
Distribution Centres
Branch Locations

… includes a strong WESCO presence in all Canadian provinces

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24 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Investing for Growth Organic 1. New Edmonton distribution centre in 2009, with significant expansion in 2011 2. New Toronto distribution centre in 2012 (WESCO’s largest) 3. Additional branches planned in 2012 Acquisitions 1. TVC Communications in 2010 2. Brews Supply in 2011 1. Continue organic investments (sales resources, new locations, distribution centre expansion) 2. One WESCO in Canada • Expand TVC Communications • Expand Brews Supply 3. Accelerate LEAN 4. Additional acquisitions …and delivering strong results in Canada Business Priorities Investments

25 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE One WESCO Success Stories Global Specialized Chemicals Global Diversified Industrial • Fortune 500 company with operations in more than 25 companies • WESCO revenues of more than $30 million • WESCO integrated supply personnel responsible for managing entire supply chain, including order processing, inventory management, parts inventory, and supplier quality for 8 customer locations in Canada • Orders placed through WESCO’s online e-crib solution • WESCO provides total cost of ownership savings on an annual basis • Fortune 500 company with operations in 7 countries • Purchase broad range of electrical products • Expanding operations throughout North America • WESCO revenues of more than $25 million in Canada • WESCO dedicated global accounts team coordinates system design services, product training, Value Creation events, and customer-specific inventory management …reflect successful global accounts and integrated supply implementation

DRIVING GROWTH > CREATING VALUE Todd Walford Region Vice President June 7, 2012 Construction Growth Engine 26

27 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Canadian Construction Market Market Overview • Construction is one of Canada's largest industries • Total value of new construction starts in 2011 was more than C$240 billion • Typically 10% of the total construction project value is electrical (40% materials and 60% labor) • Most construction projects follow a standard life cycle from design through project commissioning and completion …provides attractive growth opportunities for WESCO • Large E&C firms are assuming more procurement responsibility and expanding domestically and internationally • Contractors are traveling further from home to work on projects in active markets • Contractors are reducing or limiting their supply base and eliminating jobsite inventories • Single-source contracts have been piloted by several of the larger contractors • Select contractors are beginning to adopt contemporary business practices, including Lean, supply chain outsourcing and multi- location contracting. Market Trends

28 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Construction Cycle Time Construction Cycle ABI Inquiries ABI Construction Starts Construction Put-In Place 1) Design • Project formulation • Architect / Engineer selection • Final building plans 2) Bidding • General Contractor selection • Bids received, reviewed and submitted • Scope of work compiled • Take-offs conducted • Construction contract awarded 3) Site Preparation • Sub-contracts, material suppliers, equipment, services, and rentals procured • Building permits, city approvals obtained • Subcontractors and material suppliers consulted • Schedule approved Design Site Preparation Construction Bidding Key Market Indicators WESCO is primarily involved in the mid to late stages of a construction project WESCO’s Construction Sales 4) Construction • Subcontractors / distributors / suppliers execute according to the project schedule • Distributors / suppliers provide products and value-added services • Required equipment startup and tests documented • Special inspections, building inspections, and test reports submitted to building, achitect, and owner • Keys, warranties, and maintenance manuals turned over to owner

29 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Construction Growth Engine Construction Strategy • Capitalize on existing customer relationships to sell and service the complete WESCO portfolio • Focus on providing effective program management and supply chain services for entire project life cycle • Support growth with new branch additions and distribution centre expansion Priorities 1. Target accounts • Expand customer relationships • Multi-location project coordination • Address all project sizes • Target attractive markets (lighting, property management, automation) 2. Large projects • Early identification • Coordinated branch strategies • Proactive supplier engagement and management 3. Strategic marketing for demand generation 4. Branch and distribution centre expansion • Identify high potential areas • Open new branches (profitable in year one) • Expand distribution centres WESCO Strengths • Long-term relationships with top tier contractors and industrial companies • Broad and deep construction project capabilities • One WESCO collaborative solutions provide a differentiated offering (i.e., electrical plus data communications) …includes investments in Canada

30 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE One WESCO Success Stories Property Management / Retail Healthcare Hospital Expansion • $20M construction project over 3 years • Comprehensive construction project management required (procurement, staging, packaging, and delivery) • Toronto distribution centre supports warehouse fulfillment on large projects Global Restaurant Chain • $5M+ lighting retrofit in 300 to 400 stores across Canada • Requirements include product staging, ship complete packages, and coordination across multiple sites • WESCO value-add includes distribution centres in every major geographic area, ship complete packages from one location per area, consistent packaging, and consolidated shipments to final site locations …reflect early customer engagement and strong project management

DRIVING GROWTH > CREATING VALUE Dan Drazilov Director of Operations June 7, 2012 Communications Growth Engine 31

32 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Data and Broadband Communications Customer Value Proposition WESCO is a single destination for a wide variety of data communications, security, broadband, and electrical products Communications Solutions A wide range of customer applications are supported: • Voice and data communications • Security, surveillance, and access control • Data centres • Intelligent buildings • Broadband networks • Wireless communications • Audio and video • Smart grid and outside plant

33 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Canadian Market Trends 1. Global customers looking to consolidate spend 2. Data centre growth still solid in Canada, but at lower rate 3. Federal government spending in Canada remains strong 4. Outside plant fiber networks expand to support high-speed data demands 5. Cable operators expand service offerings and markets served 6. Distributed Antenna Systems (DAS) gaining broader acceptance 7. IP lighting deployment and adoption accelerating 8. High demand for communication products is driven by an exponential increase in consumer demand for high speed networks, wireless, high definition content and improved security …favour WESCO and our extensive product and service portfolio

DRIVING GROWTH > CREATING VALUE

Extensive Communications Product Portfolio

Broadband Communications

Product Category & Description	Products
Signal Origination Head-end and central office equipment used to receive and process signals for transmission	• Satellite Receivers • Processors • VoIP Equipment • VOD Equipment • Advertising Insertion 
Plant The main delivery system used to carry the signal from the point of origination to the main line (can be aerial or underground)	• Cable (coax, copper, fiber) • Pole Line Hardware • Line Splitters & Nodes • Conduit • MaxCell 
Drop The point at which the signal branches from main line and terminates at the customer premises	• Splitters • Drop Cable • Drop Hardware • Connectors • Jumpers 
Customer Premises Equipment Products used to carry the signal inside the customer premises to the computer, phone or TV	• Modems • Remotes • Set-Top Boxes • Installation Kits 
Installation Supplies & Test Equipment Products used to install, test and repair all system components	• Hand Tools • Ladders • Signal Level Meters • Batteries • Spectrum Analyzers • Test Tone Generators 

Data & Security Communications

Product Category & Description	Products
Network Cabling & Connectivity Products that are used to connect one device to another, with the purpose of sharing data across the network	• UTP & STP Cable • Fiber Optic Cable • Patch cords • Connectors • Patch Panels • Pre-Terminated Systems 
Racks, Cabinets & Cable Management The physical containment devices used to hold network electronics and to manage the routing of network cable	• Server Cabinets • 2 & 4-Post Racks • Network Cabinets • Ladder Racks • Cable Trays • Cable Organizers 
Wireless & Local Area Network Equipment Systems used to transmit and/or convert data in the local area network	• Distributed Antenna Systems (DAS) • Access Points • VoIP & KVM Switches, PoE • Network Monitoring • Media Converters 
Power & Protection Products that are used to supply, protect, condition and control electrical energy that enters a facility	• UPS • Surge Suppress • Power Strips • Power Condition • PDU • Remote Power Panels 
Security Solutions comprised of a combination of software and hardware designed to limit the exposure of a facility or computer network to access from undesired sources	• IP & Analog Cameras • Video Software • Access Control • Fire/Burglar Alarm • Monitors • Servers • Mass Notification 

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35 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Executing the Growth Plan • Specialized resources (global accounts, government, utility, security, data centres) • Dedicated end-user, specification-driven sales teams • Centralized lead generation and qualification team • Developing and promoting proprietary value-added solutions • Focus on strengthening the communications ecosystem Exclusive Value-Added Solutions Leverage One WESCO across all investments … for data and broadband communications in Canada

DRIVING GROWTH > CREATING VALUE Dale Berstad Director, Brews Supply June 7, 2012 Utility Growth Engine and Brews Supply 36

37 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Brews Overview • R.L. Brews founded in 1927 in Alberta • Wholesale distributor of: − Industrial and commercial electrical and instrumentation products − Electrical utility products • Acquired by Roynat Capital and Stonebridge Merchant Capital in April 2006 • Acquired by WESCO in October 2011 Calgary Office & Warehouse

38 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Brews Customers • Oil & Gas − Oil Sands − Refineries/Up-graders • Industrial Contractors • Commercial Contractors • Panel Shops • Forestry • Mining • Food Processing • Utility Companies • Engineering Procurement and Consulting Engineering Firms …include Industrial Companies and Utilities

39 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Addressing All Aspects of the Utility Power Chain …Generation, Transmission, and Distribution

40 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Serving Utility Customers • Geotek/Pupi (Exclusive Canada-wide) • Dipl.-Ing. Horstmann GmbH. (Exclusive Canada-wide) • Maysteel LLC • Peidmont Bushings & Insulators • Thomas & Betts (part of ABB): − Elastimold − Hi-Tech − Homac − Joslyn Hi-Voltage …while partnering with key suppliers

DRIVING GROWTH > CREATING VALUE Harald Henze Group Vice President and General Manager WESCO Canada June 7, 2012 Toronto Distribution Centre 41

42 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE WESCO Service Excellence Overview What is Service Excellence? Consistently meeting all customer requirements at a minimum and exceeding expectations on their most valued requirements Critical Success Factors • Every employee understanding how their role affects service goals and each working toward meeting those goals • Defining key service metrics, setting targets, making it visible at every level of the organization • Constantly improving service by seeking internal and external feedback, as well as benchmarking industry leaders • Proactively investing in systems and technologies, and aligning processes to meet/exceed new or predicted requirements and expectations A key foundational component of WESCO’s strategy Service Excellence 9

43 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Key Elements to Achieve Service Excellence Service Excellence KPIs • Supplier performance – rapid pricing, reliable products, accurate orders and timely deliveries • Seamless supply chain (supplier to WESCO to customer) – nimble, flexible, responsive, on-time deliveries • Customer interface – highly responsive, rapid quoting/order processing, knowledgeable and professional sales force, real-time order tracking and response • Inventory optimization – breadth and depth of inventory / 100% order completion • e-commence capabilities – EDI transactions, e-catalog, on-line ordering • Customer experience – feedback mechanisms and close-looped corrective action system • Continuous monitoring – visible service metrics

44 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Customer data indicates that consistent and high-performing service is more important than price Service Dimensions that Drive our Sales Growth and Profitability Service Excellence Survey Data High Importance to Customers: 1. Quotation Speed 2. On-time Delivery 3. Order Accuracy

45 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Spotlight on Hybrid DC Expansion Service Excellence – DC Initiatives • Enhanced market presence and image • Accelerated lead-time (replenishment and fulfillment) • Customized inventory to meet market demands • Expanded product offering (wire, pipe and conduit, lighting fixtures, etc.) • Accelerated market entry vehicle (new branches, new suppliers, and new items) • Technology applications Integrated DC and branch operation that performs order fulfillment and replenishment services

46 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Montreal, Quebec WESCO Has Eight North American Distribution Centres • Four Canadian Distribution Centres − Burnaby, British Columbia (Hybrid) − Dorval, Quebec − Edmonton, Alberta (Hybrid) − Toronto, Ontario (Hybrid) • Four U.S. Distribution Centres − Warrendale, Pennsylvania − Byhalia, Mississippi − Sparks, Nevada − Little Rock, Arkansas Edmonton, Alberta Warrendale, Pennsylvania Burnaby, British Columbia Sparks, Nevada Byhalia, Mississippi Little Rock, Arkansas Toronto, Ontario

47 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Canadian DC Evolution • Custom Warehouse Management System (WMS) directs and controls all transactions in real-time • “Paperless” processing via RF scanners, scanning and bar-code technology applications • Automated weight auditing quality check • Order sizes from single packages to truckloads • Products from single fuses to 3,500 lb. master reels Canadian DC Evolution 1987 Opened Montreal DC 1995 Opened Burnaby DC 2009 Opened Edmonton DC 2011 Expanded Edmonton DC capacity 2012 Opened Toronto DC 2013 Plan to open new Montreal DC

48 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Toronto Distribution Centre Profile • Facility size − Warehouse 230,000 sq. ft. − Office 14,000 sq. ft. − Showroom 6,000 sq. ft. Total 250,000 sq. ft. • Inventory value over $10M • Over 100 suppliers and over 10,000 SKUs • Features − Energy efficient T5 lighting system with motion sensors − Housing various operations: Branch, DC, Region, Group, etc. − Customer-focused showroom and counter operation

49 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Toronto Showroom and Technology Centre • Self-service product displays • Supplier technology and new products display area • Warehouse-in-a-Warehouse with customer access to wholesale-style bin stock

50 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Logistics as a Competitive Advantage The WESCO Distribution Centres provide a competitive advantage that is: The WESCO Distribution Centres are continually being positioned to support and enable WESCO’s growth strategy. Valued by customers Acknowledged by suppliers Appreciated by branches

DRIVING GROWTH > CREATING VALUE Q&A and Closing Remarks John Engel Chairman, President, and Chief Executive Officer June 7, 2012 51

52 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Invest in WESCO • Market leader with low business risk profile • Proven business model well positioned in large, fragmented market • Organic sales growth faster than market • Operational excellence culture founded on LEAN • Excellent margin expansion results and future potential • Proven acquirer in a consolidating industry • Strong free cash flow generation through economic cycle …strong company, excellent value creation opportunity

53 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE

54 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE APPENDIX

55 Toronto DC 201206 DRIVING GROWTH > CREATING VALUE Core Sales Reconciliation of Non-GAAP Financial Measures Unaudited Note: Q1 versus prior year excludes Reco, Brews Supply, and RS Electronics results. Q1 sequential excludes RS Electronics. (dollar amounts in millions) Full Year 2011 vs 2010 Q1 2012 vs. Q1 2011 Q1 2012 vs. Q4 2011 Q1 Q1 Q1 Q4 2011 2010 % Growth 2012 2011 % Growth 2012 2011 % Growth Industrial Core $ 2,632 $ 2,256 16.7% $ 688 $ 615 11.8% $ 703 $ 681 3.2 % Construction Core 2,097 1,845 13.7% 510 487 4.7% 511 521 (1.9%) Utility Core 683 622 9.8% 177 143 23.9% 180 188 (4.2%) CIG Core 388 359 8.1% 200 190 5.4% 201 205 (1.9%) Total Core Gross Sales $ 5,800 $ 5,082 14.1% $ 1,574 $ 1,435 9.8% $ 1,595 $ 1,595 0.0 % Total Gross Sales from Acquisitions 347 - - 37 1 - 16 - - Total Gross Sales $ 6,174 $ 5,082 21.0% $ 1,611 $ 1,436 12.2% $ 1,611 $ 1,595 1.0 % Gross Sales Reductions/Discounts (21) (18) (5) (5) - (5) (5) - Total Net Sales $ 6,126 $ 5,064 21.0% $ 1,606 $ 1,431 12.2% $ 1,606 $ 1,590 1.0%